EXHIBIT 10.15

         SECOND AMENDMENT TO PURCHASE, SALE AND PARTICIPATION AGREEMENT

     This Second Amendment to Purchase, Sale and Participation Agreement (this "SECOND AMENDMENT"), is dated as of May 13, 2013, by and between 5 JAB, INC., a corporation ("SELLER"), AND THREE FORKS, INC. a corporation ("BUYER"). Seller and Buyer are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS

     WHEREAS,  Buyer and Seller  entered  into that certain  Purchase,  Sale and
Participation   Agreement,   dated  as  of  February  27,  2013  (the  "ORIGINAL
AGREEMENT");

     WHEREAS, Buyer and Seller entered into that certain First Amendment to Purchase, Sale and Participation Agreement, dated as of April 30, 2013 (the "FIRST AMENDMENT"). The Original Agreement, as amended by the First Amendment, is herein called the "PURCHASE AGREEMENT" ; and ,

     WHEREAS, Buyer and Seller desire to amend the Purchase Agreement as provided herein. Capitalized terms used but not defined herein shall have the meanings attributed to them in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and in the Purchase Agreement, Buyer and Seller hereby agree as follows:

                             AGREEMENT AND AMENDMENT

1.   CLOSING  DATE.  The Parties  hereby  extend the Closing  Date  described in
     SECTION 2.8 of the Purchase Agreement to July 1, 2013. Notwithstanding anything in the First Amendment to the contrary, the Effective Date for the sale of the Properties described in SECTION 1 of the Purchase Agreement shall be July 1, 2013, which is the same date as the Closing Date as amended hereby.

2. DEFECT NOTICE PROVISIONS. Notwithstanding the extension of the Closing Date under this Second Amendment, or anything in SECTION 12 of the Purchase Agreement to the contrary, the Parties acknowledge that the deadline for Buyer to notify Seller of Defects, being May 5, 2013, has passed.

3.   The following is added as a new SECTION 2.10 to the Purchase Agreement:

          2.10 DEPOSIT. Contemporaneous with the execution of this Second Amendment, Buyer shall pay an amount equal to ten percent (10%) of the unadjusted Purchase Price (the "Deposit") into an interest-bearing joint signature account (the "Deposit Account") to be established by Buyer and Seller at The Bank of Texas in Houston, Texas (the "Bank"). The Parties hereby agree to deliver any signatures and documentation as necessary to permit the Bank to release the Deposit in accordance with the purchase Agreement (as amended hereby). The Deposit shall bear interest at the rate established by the Bank. If the Parties consummate the transaction contemplated by the terms of the Purchase Agreement, the Deposit plus the earned interest shall be applied to the Purchase Price at Closing. If the Closing does not occur on the Closing Date and Seller is

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          not in material  breach of any of its  representations,  warranties or covenants under the Purchase Agreement, Seller shall retain the Deposit plus the earned interest as liquidated damages. If Seller
          materially  breaches  any  of  its   representations,   warranties  or
          covenants under the Purchase Agreement, the Deposit will be refunded, without interest, to Buyer. THE PARTIES HEREBY ACKNOWLEDGE THAT IT WOULD BE IMPOSSIBLE OR EXTREMELY DIFFICULT TO ASCERTAIN THE EXTENT OF DAMAGES SELLER WOULD SUSTAIN BY THE PARTIES' FAILURE TO CONSUMMATE THIS TRANSACTION, AND THAT THE AMOUNT OF THE DEPOSIT IS A FAIR AND REASONABLE ESTIMATE OF SUCH DAMAGES UNDER THE CIRCUMSTANCES AND DOES NOT CONSTITUTE A PENALTY.

4. REFERENCES. All references to the Purchase Agreement in any document, instrument, agreement, or writing delivered pursuant to the Purchase Agreement (as amended hereby) shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

5. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or e-mail transmission shall be deemed an original signature hereto.

6. RATIFICATION. The terms of this Second Amendment supersede any conflicting terms in the Purchase Agreement. In all other respects, Buyer and Seller hereby adopt, ratify, and confirm the Purchase Agreement, as amended hereby. All references to the Purchase Agreement in any assignment or other instrument delivered in connection with the transaction(s) contemplated hereby shall refer to the Purchase Agreement as so amended.

                             SIGNATURE PAGES FOLLOW







































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     IN WITNESS  WHEREOF,  the parties have executed this Second Amendment as of the date first written above.


                                        SELLER:

                                        FIVE J.A.B., INC.



                                        By:
                                            ------------------------------------
                                            James A. Bohannon, Jr.
                                             President

                                        BUYER:

                                        THREE FORKS, INC.

                                        By:
                                           -------------------------------------
                                            Edward Nichols
                                            Chairman and Counsel




































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